THIRD AMENDMENT TO
            REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS  THIRD  AMENDMENT  TO REVOLVING CREDIT  AND  TERM  LOAN
AGREEMENT (this "Amendment") is entered into as of August 14, 2000, among GRAPHIC PACKAGING INTERNATIONAL CORPORATION (formerly ACX Technologies, Inc.), a Colorado corporation ("Borrower"), Lenders under the Credit Agreement described below, and BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("Administrative Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

        Reference is made to the Revolving Credit and Term Loan Agreement, dated as of August 2, 1999 (as amended to date, the "Credit Agreement"), among Borrower, Administrative Agent, the Managing Agents, and the Co-Agents thereunder, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                            RECITALS

     A. Borrower has requested that Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, extending the Termination Date with respect to the One-Year Term Facility, changing the amortization of the Term Loan Facility, changing certain financial covenants, changing the application of certain mandatory prepayments, and permitting Borrower to pay dividends on a series of preferred stock to be issued by Borrower.

     B. As an inducement to Lenders to agree to such amendments, Borrower proposes to issue a series of preferred stock and to apply the Net Cash Proceeds from such Equity Issuance as a prepayment of the One-Year Term Principal Debt (the "Preferred Issuance").

     C. In consideration of the Preferred Issuance and subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.   Amendments.

     1.1     Definitions.

     (a) The definition of "Applicable Margin" is deleted in its entirety and the following is substituted therefor:

          "Applicable Margin means:

          (a) On any date of determination occurring on or prior to the First Amendment Date, the percentage per annum set forth in the table below for the appropriate Type of Borrowing or commitment fees (as the case may be):


                          Applicable Margin
          --------------------------------------------------
             Base Rate      Eurodollar Rate    Commitment
            Borrowings        Borrowings          Fees
            ----------      ---------------    ----------
               1.00%            2.500%            .500%

          (b) On any date of determination occurring after the First Amendment Date but prior to the Third Amendment Date, the percentage per annum set forth in the table below for the appropriate Type of Borrowing or commitment fees (as the case may be):



                         Applicable Margin
          --------------------------------------------------
             Base Rate      Eurodollar Rate    Commitment
            Borrowings        Borrowings          Fees
            ----------      ---------------    ----------
               1.50%             3.00%            .500%

          (c) On any date of determination occurring on and after the Third Amendment Date with respect to the One-Year Term Facility, the percentage per annum set forth in the table below for the appropriate Type of Borrowing or commitment fees (as the case may be):



                          Applicable Margin
          --------------------------------------------------
             Base Rate      Eurodollar Rate    Commitment
            Borrowings        Borrowings          Fees
            ----------      ---------------    ----------
               1.75%             3.25%            .500%

          (d) Solely with respect to the Revolver Facility and the Term Facility, on any date of determination occurring on and after the Third Amendment Date, the percentage per annum set forth in the table below for the Type of Borrowing or commitment fees (as the case may be) that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate of Borrower most recently delivered pursuant to Section 9.3 hereof:


                                  Applicable Margin
                           ---------------------------------
                                       Eurodollar
                           Base Rate      Rate    Commitment
           Leverage Ratio  Borrowings  Borrowings    Fees
           --------------  ----------  ---------- ----------
              Less than       0.75%     2.25%      .375%
              4.00:1.0

           Greater than or    1.00%     2.50%      .500%
              equal to
              4.00:1.0,
            but less than
              4.50:1.0

           Greater than or    1.25%     2.75%      .500%
              equal to
              4.50:1.0,
            but less than
              5.00:1.0

           Greater than or    1.75%     3.25%      .500%
          equal to 5.00:1.0

          The provisions in Item (d) preceding are further subject to, the following:

                    (i)  With respect to any adjustments  in
               the Applicable Margin as a result of changes in the Leverage Ratio, such adjustment shall be effective commencing on the second Business Day after the delivery of the Financial Statements (and the related Compliance Certificate) pursuant to Sections 9.3(a) and 9.3(b) or the most recent Permitted Acquisition Compliance Certificate for a Permitted Acquisition, as the case may be;

                    (ii) If Borrower fails to timely furnish
               to Lenders the Financial Statements and related Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and 9.3(b), and such failure shall not be remedied within five days after written notice thereof from Administrative Agent or any Lender, then (unless the Default Rate has been effected by Required Lenders pursuant to
               Section 3.6) the Applicable Margin shall be the maximum Applicable Margin specified in the Table above for the period from the date such Financial Statements and related Compliance Certificates were due to the date such Financial Statements and related Compliance Certificates are received by Administrative Agent; and

                    (iii)      Notwithstanding any  contrary
               provision of this clause (d), if Borrower has not received at least $50,000,000 of aggregate gross proceeds from the issuance of Subordinated Debt on or before August 15, 2001 (and prepaid the Obligation pursuant to
               Section 3.3(b)(i) with the Net Cash Proceeds thereof), then the Applicable Margin for Base Rate Borrowings and Eurodollar Rate Borrowings under the Revolver Facility and the Term Loan Facility shall, on any date of determination occurring after August 15, 2001, be increased by .75% over the applicable percentage set forth in the immediately preceding table."

     (b) Clause (c) of the definition of "Financial Hedge" is amended by deleting such clause in its entirety and substituting the following therefor:

          "to  the extent such Financial Hedge is issued  by
          any Lender or any Affiliate of a Lender to Borrower and provides interest rate protection with respect to all or any portion of the Principal Debt (any such Financial Hedge being referred to herein as a "Lender Financial Hedge"), the credit exposure under such Lender Financial Hedge shall be secured after the Lien Triggering Date by Liens in and to the Collateral as evidenced by the Collateral Documents on a pari passu basis with the Liens of Administrative Agent (held for the benefit of Lenders), and such Lender or Affiliate issuing a Lender Financial Hedge shall, by acceptance of the benefits of such Liens in the Collateral agree to the provisions of
          Section 12.11; and"

     (c) The definition of "Interest Expense" is amended by adding the following sentence at the end of such definition:

          "With respect to the calculation of Interest Expense for the Companies, Interest Expense, for any period of calculation, shall also include the aggregate amount of Distributions actually paid by Borrower on the Preferred Stock."

     (d)   Clauses (b)(ii) and (b)(iii) of the definition of "Net
Cash Proceeds" are amended by adding a clause at the beginning of each such provision which reads as follows:

          "to the extent permitted by Section 9.6,"

     (e) The definition of "Obligation" is amended by deleting the words "Financial Hedge" in the last line thereof and substituting therefor the words "Lender Financial Hedge."

     (f)    Clause   (b)(i)  of  the  definition  of   "Permitted
Acquisition" is deleted in its entirety and the following is substituted therefor:

          "(i) the Purchase Price for such Acquisition must be less than or equal to $50,000,000, and when aggregated with the Purchase Price of each other Permitted Acquisition consummated in such calendar year, may not exceed $100,000,000 in the aggregate;"

     (g)   The  definition of "Required Lenders"  is  amended  by
deleting   all  references  to  "51%"  in  such  definition   and
substituting therefor "66-2/3%".

     (h) The definition of "Subordinated Debt" is deleted in its entirety and the following is substituted therefor:

          "Subordinated Debt means, on any date of determination, any Debt of the Companies which has been subordinated to the Obligation on terms (including, without limitation, subordination terms) acceptable to Administrative Agent and Reviewing Lenders."

     (i)   Clause (d) of the definition of "Termination Date"  is
deleted   in  its  entirety  and  the  following  is  substituted
therefor:

          "(d) for purposes of the One-Year Term Facility, the earlier of (x) August 15, 2001, and (y) the effective date of any other termination, cancellation, or acceleration of the One-Year Term Facility."

     (j) The following definitions of "Average Pro Forma Availability," "Cumulative Term Loan Deferment," "Excess Availability Statement," "Lender Financial Hedge," "Material Debt," "Preferred Stock," "Reviewing Lenders," "Third Amendment," and "Third Amendment Date" shall be alphabetically inserted in
Section 1.1 to read, as follows:

          "Average Pro Forma Availability means, for each fiscal quarter ending on and after March 31, 2001, the amount by which (i) the amount of Debt, if any, that Borrower could incur under the Revolver Facility on the last day of such fiscal quarter without violating the financial covenants in
          Section 9.30 exceeds (ii) the average daily Revolver Commitment Usage for the 30-day period ending on the last day of such fiscal quarter."

          "Cumulative Term Loan Deferment means, for each fiscal quarter ending after the Third Amendment Date, the aggregate amount of Term Loan Principal Debt for which the amortization was deferred pursuant to the terms of the Third Amendment, which amount shall be calculated on a cumulative basis beginning with the Third Amendment Date and shall be the amount set forth in the table below which corresponds to the applicable fiscal quarter:


                                     Cumulative
                                   Amount of Term
                                   Loan Principal
                                        Debt
                 Quarter Ending      Deferments
               ------------------  --------------
                  September 30,      $6,250,000
                      2000

                   December 31,      $12,500,000
                      2000

                 March 31, 2001      $18,750,000

                  June 30, 2001      $25,000,000

                  September 30,      $31,250,000
                      2001

                December 31, 2001    $37,500,000

                 March 31, 2002      $46,250,000

                  June 30, 2002      $55,000,000

                  September 30,      $63,750,000
                      2002

                December 31, 2002    $72,500,000

                 March 31, 2003      $82,500,000

                  June 30, 2003      $92,500,000

                  September 30,     $102,500,000
                      2003

                December 31, 2003   $112,500,000

                 March 31, 2004     $125,000,000

                  June 30, 2004     $137,500,000
          "

          "Excess Availability Statement means a statement signed by a Responsible Officer, substantially in the form of Exhibit E-4."

          "Lender Financial Hedge has the meaning set forth in clause (c) of the definition of "Financial
          Hedge."

          "Material Debt means, on any date of determination, any Debt of any Company or the Companies, individually or collectively (other than the Obligation and the Subordinated Debt), which is in excess (individually or collectively) of $10,000,000 if prior to the Qualifying Date or $20,000,000 on and after the Qualifying Date."

          "Preferred Stock means, the preferred stock issued by Borrower immediately prior to or substantially concurrent with the Third Amendment, on terms and conditions acceptable to Administrative Agent and Reviewing Lenders, together with any additional Preferred Stock issued in lieu of dividends on the Preferred Stock."

          "Reviewing Lenders means, collectively, Fleet National Bank, Morgan Guaranty Trust Company of New York, and Wachovia Bank, N.A., in their capacity as Lenders; provided that, if any Reviewing Lender ceases to own an economic interest in the Loan Documents, a successor "Reviewing Lender" shall be appointed by Administrative Agent."

          "Third Amendment means that certain Third Amendment to Revolving Credit and Term Loan Agreement dated as of August 14, 2000, among Borrower, Guarantors, Administrative Agent, and Lenders."

          "Third  Amendment Date means the date  upon  which
          the   Third   Amendment   becomes   effective   in
          accordance   with   the  terms   of   such   Third
          Amendment."

     1.2 Principal Payments. Section 3.2(c) is amended by substituting the following table for the table set forth at the end of such Section:

               "
                                     Quarterly
                                      Principal
                 Quarter Ending     Installments
               -------------------  ----------------
                 March 31, 2000     $6,250,000/each
                and June 30, 2000

                  September 30,         none
                    2000, and
                December 31, 2000

                 March 31, 2001,    $6,250,000/each
                 June 30, 2001,
                  September 30,
                    2001, and
                December 31, 2001

                 March 31, 2002,    $8,750,000/each
                 June 30, 2002,
                  September 30,
                    2002, and
                December 31, 2002

                 March 31, 2003,    $10,000,000/each
                 June 30, 2003,
                  September 30,
                    2003, and
                December 31, 2003

                 March 31, 2004,    $12,500,000/each
                and June 30, 2004

                 August 2, 2004     $187,500,000
               "

     1.3 Optional Prepayments. Section 3.3(a) is amended by deleting the phrase ", or the One-Year Term Principal Debt" from line 4 thereof and inserting the word "or" immediately prior to the phrase "the 180-Day Term Principal Debt."

     1.4     Mandatory Prepayments.

     (a)   The  lead-in  paragraph to  Section  3.3(b)  shall  be
deleted   in  its  entirety  and  the  following  is  substituted
therefor:

          "Until such time as the Principal Debt has been repaid in full and the Revolver Commitment is terminated in full, the Principal Debt shall be permanently prepaid (or the Revolver Commitment reduced to the extent required in this Section 3.3(b)) in the amounts and upon the occurrence of any of the following events:"

     (b) The paragraph immediately following Section 3.3(b)(v) shall be deleted in its entirety and the following is substituted therefor:

          "Each  commitment  reduction or  prepayment  under
          Section  3.3(b)  (other  than  prepayments   under
          Section  3.3(b)(i)  from  the  issuance   of   the
          Subordinated  Debt)  shall be applied  as  follows
          (unless   a  Default  or  Potential  Default   has
          occurred  and is continuing or would  arise  as  a
          result   thereof  (whereupon  the  provisions   of
          Section 3.12(b) shall apply)):
                    (i)  first, as a prepayment of  the
               Obligation  arising  under  the  180-Day
               Term Facility until paid in full;
                    (ii) second, as a prepayment of the
               Obligation  arising under  the  One-Year
               Term Facility until paid in full;
                    (iii) third, as a prepayment of the
               Obligation arising under the  Term  Loan
               Facility until paid in full; and
                    (iv)   fourth,  if  the  commitment
               reduction     or    prepayment     under
               Section 3.3(b)(ii), (iii), or (v) occurs prior to the Qualifying Date, as a reduction of the Revolver Commitment and if required pursuant to Section 3.3(c), a mandatory prepayment of the Revolver Principal Debt.

          Each  commitment  reduction  or  prepayment  under
          Section  3.3(b)(i)  from  the  issuance   of   the
          Subordinated Debt shall be applied as follows:
                    (i)  first, as a prepayment of  the
               Obligation  arising  under  the  180-Day
               Term  Facility until paid in full;
                    (ii) second, as a prepayment of the
               Obligation  arising under  the  One-Year
               Term Facility until paid in full; and
                    (iii)   third,   to  the   Revolver
               Principal  Debt and Term Loan  Principal
               Debt,  as follows: (x) up to 50% of  any
               such payment (or portion thereof) to  be
               applied pursuant to this clause (iii) as
               a  prepayment of the Revolver  Principal
               Debt   (without  a  reduction   in   the
               Revolver Commitment, unless a Default or
               Potential Default then exists), but  not
               to  exceed an amount equal to the lesser
               of  (A) the Revolver Principal Debt then
               outstanding, or (B) the amount by  which
               the  cumulative prepayments pursuant  to
               this  clause (iii)(x) made on and  after
               the  Third Amendment Date (including any
               prepayment  to be made on  the  date  of
               determination) is less then $25,000,000,
               and   (y)  50%  of  any  prepayment  (or
               portion thereof) to be applied pursuant to this clause (iii) (together with any portion of the remaining prepayment not applied to the Revolver Principal Debt pursuant to clause (iii)(x), if any), as a prepayment of the Obligation arising under the Term Loan Facility until paid in full.

          All mandatory prepayments of the Term Loan Principal Debt shall be applied Pro Rata to the Term Loan Principal Debt owed to each Term Loan Lender and shall be applied to the regularly-scheduled Term Loan Principal Debt reductions as set forth in Section 3.2(c) in inverse order of maturities. All mandatory prepayments of the 180-Day Term Principal Debt or the One-Year Term Principal Debt shall be applied Pro Rata to the 180-Day Term Principal Debt or the One-Year Term Principal Debt (as the case may be) owed to each 180-Day Term Lender or One-Year Term Lender."

     (c) Section 3.3(d) is amended by deleting the reference to "Section 3.3(b) and (c)" therein and substituting "Section
3.3(b), (c), and (e)" therefor.

     (d) A new Section 3.3(e) is added after Section 3.3(d) as follows:

          "(e)    Mandatory    Prepayments    from    Excess
          Availability. No later than the tenth (10th) day following the date on which Borrower delivers the Excess Availability Statement required pursuant to
          Section 9.3(l) for each fiscal quarter ending on and after March 31, 2001, Borrower shall prepay an aggregate principal amount equal to the lesser of
          (i) the amount by which the sum of (x) Average Pro Forma Availability for such fiscal quarter and
          (y) cash or Cash Equivalents shown on Borrower's balance sheet as of such fiscal quarter end, exceeds $60,000,000 or (ii) the difference between
          (A) the amount of the Cumulative Term Loan Deferment with respect to such fiscal quarter and
          (B)  all amounts previously paid pursuant to  this
          Section  3.3(e) as a prepayment of the  Term  Loan
          Principal   Debt.   Each  prepayment  under   this
          Section 3.3(e) shall be applied ratably to the One-
          Year   Term  Principal  Debt  and  the  Term  Loan
          Principal  Debt  (as used herein, "ratably"  shall
          mean   the  proportion  that  the  One-Year   Term
          Principal Debt or the Term Loan Principal Debt, as the case may be, bears to the sum of the One-Year Term Principal Debt and the Term Loan Principal
          Debt). All mandatory prepayments of the Term Loan Principal Debt under this Section 3.3(e) shall be applied Pro Rata to the Term Loan Principal Debt owed to each Term Loan Lender and shall be applied to the Term Loan Principal Debt reductions as set forth in Section 3.2(c) in inverse order of maturities. All mandatory prepayments of the One-Year Term Principal Debt under this Section 3.3(e) shall be applied Pro Rata to the One-Year Term Principal Debt owed to each One-Year Term Lender. If no One-Year Term Principal Debt or Term Loan Principal Debt remains outstanding, the mandatory prepayment in this Section 3.3(e) shall not be required."

     1.5 Application of Proceeds. Section 3.12(b) is amended by deleting clause (v) thereof in its entirety and substituting the following therefor:

          "(v) to the ratable payment of the Principal Debt and all indebtedness, liabilities, and obligations then due and owing to any Lender or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Lender Financial Hedge (as used in this Section 3.12(b)(v), "ratable payment" means for any Lender or Affiliate of a Lender (as the case may be), on any date of determination, that portion which the Principal Debt owed to such Lender plus the amount of any indebtedness, liabilities, and obligations arising under any Lender Financial Hedge then due and owing to such Lender or such Affiliate of a Lender, bears to the sum of the Principal Debt owed to all Lenders and the aggregate indebtedness, liabilities, and obligations then due and owing under all Lender Financial Hedges);"

     1.6     Fees.  A new Section 5.5 shall be added as follows:

          "5.5 Additional Fee. If Borrower has not received at least $50,000,000 of aggregate gross proceeds from the issuance of the Subordinated Debt on or before August 15, 2001 (and prepaid the Obligation pursuant to Section 3.3(b)(i) with the Net Cash Proceeds thereof), Borrower shall pay to Administrative Agent, for the ratable account of Revolver Lenders and the Term Loan Lenders, a fee equal to $750,000. For purposes hereof "ratable" means (i) for any Revolver Lender, on any date of determination, that proportion which the Committed Sum under the Revolver Facility for such Revolver Lender bears to the sum of all Committed Sums under the Revolver Facility for all Revolver Lenders plus the aggregate Term Loan Principal Debt owed to all Term Loan Lenders and (ii) for any Term Loan Lender, on any date of determination, that proportion which the Term Loan Principal Debt owed to such Term Loan Lender bears to the sum of all Committed Sums under the Revolver Facility for all Revolver Lenders plus the aggregate Term Loan Principal Debt owed to all Term Loan Lenders."

     1.7      Purpose  of  Credit  Facilities.   Section  8.1  is
amended by adding the following proviso to the end of the first sentence of such Section:

          "provided that the Revolver Facility may not be used to prepay or repay the One-Year Term Loan except as permitted by Section 9.6."

     1.8 Reporting Requirements. A new Section 9.3(l) shall be added as follows:

          " (l) Promptly after preparation, and no later than 50 days after the last day of each fiscal quarter of Borrower arising on and after March 31, 2001, an Excess Availability Statement for the fiscal quarter then ended."

     1.9 Payment of Obligation. In order to permit certain interest payments on the Subordinated Debt and certain Distributions on the Preferred Stock (and the use of the Facilities therefor), to restrict the optional prepayment of the One-Year Term Principal Debt, and to restrict the use of proceeds from the Revolver Facility to pay the One-Year Term Principal Debt, Section 9.6 is amended as follows: (i) relettering "clause
(iii)" in line 9 of Section 9.6 as "clause (c)"; (ii) deleting the "or" before clause (ii) of clause (b) of Section 9.6;
(iii) by deleting the phrase "other than the Refinanced Debt and the Britton Debt," from Section 9.6(b)(ii) and substituting therefor the following phrase:

          " other than the Refinanced Debt, the Britton Debt, payments of interest on the Subordinated Debt to the extent permitted by Section 9.6(c), and Distributions on the Preferred Stock to the extent permitted by Section 9.21; or";

  (iv) adding the following provision as clause (iii) at the end of Section 9.6(b(ii)):

          "(iii)  make  any prepayment of the One-Year  Term
          Principal Debt, other than mandatory prepayments made pursuant to Section 3.3(b) or as required on the Third Amendment Date,",

  (v) deleting the exception to the newly-lettered clause (c) in its entirety and substituting therefor the following:
          ",  except that any Company may from time to  time
          make payments of interest (excluding payments arising from any acceleration of maturity thereof)
          on  the  Subordinated  Debt  to  the  extent  such
          payment   is   not   in   contravention   of   the
          subordination  provisions  of  such   Subordinated
          Debt."; and

(vi) adding a sentence at the end of such Section which reads as follows:

          "Borrower may not use Borrowings under the Revolver Facility to pay all or any portion of the One-Year Term Principal Debt other than on August 15, 2001, except Borrowings may be made under the Revolver Facility to facilitate all or any portion of the payment required on the Third Amendment Date pursuant to Paragraph 4(c)(ii) of the Third Amendment and to facilitate any prepayments (if any) pursuant to Section 3.3(e); provided that, notwithstanding the foregoing, on August 15, 2001, proceeds of Borrowings under the Revolver Facility may be used to repay the One-Year Term Principal Debt in whole or in part, so long as after giving effect to such payment, (x) the Revolver
          Commitment then in effect (less the Revolver Commitment Usage on such date of determination) available to be borrowed without the occurrence of a Default or Potential Default is at least $10,000,000 and (y) the One-Year Principal Debt has been paid in full."

     1.10     Debt and Guaranties.  Section 9.12(k) is amended by
deleting the words "Administrative Agent and its counsel" in  the
last   line   thereof   and  substituting  therefor   the   words
"Administrative Agent and Reviewing Lenders."

     1.11     Loans, Advances, and Investments.

          (a) Section 9.20(d) is amended by deleting the reference to "5.00:1.00" in line 1 thereof and substituting therefor "3.50:1.00."

          (b) Section 9.20(i) is deleted in its entirety and the following is substituted therefor:

          (i) So long as no Default or Potential Default then exists or arises, (i) investments in Foreign Subsidiaries (other than those existing on the Closing Date), (ii) Acquisitions of, by, or resulting in, Foreign Subsidiaries, and
          (iii) investments in other Persons (other than the Loan Parties), which investments, individually and when aggregated with all other investments made pursuant to this clause (i), do not exceed (A) on any date of determination when the Leverage Ratio is greater than or equal to 3.50:1.00, $5,000,000 (determined on a cumulative basis from and after the Closing Date); (B) on any date of determination when the Leverage Ratio is less than 3.50:1.00, $25,000,000 (determined on a cumulative basis from and after the Closing Date); or (C) on any date of determination on and after the Qualifying Date, $75,000,000 (determined on a
          cumulative  basis  from  and  after  the   Closing
          Date)."

     1.12      Distributions.  Section 9.21 shall be  amended  by
(i) deleting the "and" before clause (d) thereof and (ii) adding the following at the end of such section:

          "; and (e) so long as no Default or Potential Default exists or arises as a result thereof, Distributions made by Borrower to the holders of the Preferred Stock in amounts sufficient to pay regularly-scheduled required cash dividends on the Preferred Stock."

     1.13 Amendments to Documents. Section 9.28 shall be amended by deleting the provision restricting amendments or modifications to the terms of Subordinated Debt in clause (c) thereof (which is now covered in new Section 9.33) in its entirety and substituting the following therefor:

          "(c) amend or modify any material (determined in the reasonable discretion of Administrative Agent) provision of, or waive any material (determined in the reasonable discretion of Administrative Agent) condition under, any document or instrument evidencing or relating to any Material Debt, without obtaining prior written consent of Administrative Agent and Reviewing Lenders with respect thereto;"

     1.14     Financial Covenants.

     (a)   The  Leverage  Ratio covenant  set  forth  in  Section
9.30(a) is amended by substituting the following table for the table set forth at the end of such Section:

          "
                                       Maximum Leverage
                     Period                  Ratio
             -----------------------   ----------------
             September 30, 1999, to       5.00 to 1
             and including December
                    30, 1999

             December 31, 1999, to        4.75 to 1
                    (but not
                 including) the
              consummation date of
              the Ceramics Spinoff

            On the consummation date      6.00 to 1
            of the Ceramics Spinoff,
                to and including
                 June 29, 2000

               June 30, 2000, to          6.25 to 1
            and including September
                    29, 2000

             September 30, 2000, to       5.65 to 1
                 and including
               December 30, 2000

           December 31, 2000, to and      5.35 to 1
            including March 30, 2001

             March 31, 2001, to and       5.15 to 1
                   including
                 June 29, 2001

             June 30, 2001, to and        5.00 to 1
                   including
               September 29, 2001

             September 30, 2001, to       4.75 to 1
             and including December
                    30, 2001

           December 31, 2001, to and      4.50 to 1
            including  June 29, 2002

             June 30, 2002, to and        4.25 to 1
            including June 29, 2003

             June 30, 2003, to and        4.00 to 1
            including  September 29,
                      2003

             September 30, 2003, to       3.75 to 1
            and including  June 29,
                      2004

               June 30, 2004, and         3.50 to 1
                   thereafter
          "

     (b)   The  Interest Coverage covenant set forth  in  Section
9.30(c) is amended by substituting the following table for the table set forth at the end of such Section:

          "
                                       Minimum Interest
            Fiscal Quarter(s) Ending    Coverage Ratio
            ------------------------   ----------------
               December 31, 1999          2.00 to 1

                 March 31, 2000           1.60 to 1

                 June 30, 2000            1.70 to 1

               September 30, 2000         1.60 to 1

             December 31, 2000 and        1.55 to 1
                 March 31, 2001

                 June 30, 2001,           1.60 to 1
            September 30, 2001, and
               December 31, 2001

            March 31, 2002, June 30,      1.70 to 1
           2002, September 30, 2002,
             and December 31, 2002

            March 31, 2003, June 30,      1.80 to 1
           2003, September 30, 2003,
             and December 31, 2003

               March 31, 2004 and         1.90 to 1
                   thereafter
          "

     (c) The Total Debt to Consolidated Total Capitalization financial covenant set forth in Section 9.30(d) is amended by
(i) deleting the proviso after the table set forth at the end of such Section and (ii) substituting the following table for the table set forth at the end of such Section:

          "
                                        Maximum Total
                                            Debt/
                                         Consolidated
                                            Total
                                        Capitalization
                     Period		    Ratio
            -----------------------     --------------


             September 30, 1999, to          75%
             and including December
                    30, 1999

           December 31, 1999, to and         72%
            including June 29, 2000

             June 30, 2000, to and          70.0%
            including  September 29,
                      2000

            September 30, 2000, and         60.0%
                   thereafter
          "

     (d) The Capital Expenditures financial covenant set forth in Section 9.30(e) is amended in its entirety to read as follows:

          "Capital Expenditures. The Capital Expenditures of the Companies for any period of determination shall not exceed the amount shown in the table below which corresponds to such period of determination:


                                       Permitted Capital
                     Period              Expenditures
             ----------------------    -----------------

               Calendar year 2000        $50,000,000

             Calendar year 2001 and    $40,000,000 each
               Calendar year 2002

             Calendar year 2003 and    $50,000,000 each
               Calendar year 2004

          ;    provided   that,   notwithstanding   the
          foregoing, for each of calendar year 2001 and 2002, the amount of Capital Expenditures may be increased from $40,000,000 to $50,000,000 per year, if the Leverage Ratio of the Companies for the fiscal year immediately preceding such calendar year is less than
          4.00 to 1."

     1.15 Preferred Stock. A new Section 9.32 shall be added as follows:

          "9.32      Preferred  Stock.  Borrower  shall  not
          (a) issue the Preferred Stock except on terms and conditions acceptable to Administrative Agent and Reviewing Lenders; (b) amend or modify any material (determined in the reasonable discretion of Administrative Agent) provision of, or waive any material (determined in the reasonable discretion of Administrative Agent) condition under, any document or instrument evidencing or relating to the Preferred Stock, including, without limitation, the Certificate of Designation for the Preferred Stock, without obtaining prior written consent of Administrative Agent and Reviewing Lenders with respect thereto; or
          (c) make any optional redemptions, prepayments, or other payments on the Preferred Stock, other than
          (x) regularly-scheduled required cash dividends on the Preferred Stock, or (y) regularly scheduled dividends on the Preferred Stock, paid solely in the form of additional shares of Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends."

     1.16 Subordinated Debt. A new Section 9.33 shall be added as follows:

          "9.33 Subordinated Debt. Borrower shall use its best efforts to place not less than $50,000,000 of Subordinated Debt, so long as the terms of such Subordinated Debt are economically reasonable in the reasonable judgment of Borrower and comply with the requirements of the Loan Documents. Borrower shall not (a) issue any Subordinated Debt except on terms and conditions acceptable to Administrative Agent and Reviewing Lenders; (b) amend or modify any material (determined in the reasonable discretion of Administrative Agent) provision of, or waive any material (determined in the reasonable discretion of Administrative Agent) condition under, any document or instrument evidencing or relating to the Subordinated Debt, without obtaining prior written consent of Administrative Agent and Reviewing Lenders with respect thereto; or
          (c) make any optional redemptions, prepayments, or other payments on the Subordinated Debt, other than as permitted by the terms of Section 9.6."

     1.17     Defaults.

     (a) Section 10.8 is deleted in its entirety and the following is substituted therefor:

          "Section 10.8 Default Under Other Debt and Agreements. (a) The occurrence of any "default" or "event of default" or other breach which "default," "event of default," or other breach remains uncured (after lapse of any applicable cure periods) on any date of determination under or with respect to the Preferred Stock (other than a "default" or "event of default" the remedy for which is limited to the exercise of voting rights which does not result in a Default under Section 10.7), any Subordinated Debt, or any agreement creating or evidencing any Material Debt; (b) the trustee with respect to, or any holder of, the Preferred Stock, any Subordinated Debt, or any Material Debt shall effectively declare all or any portion of that Debt or obligation thereunder due and payable prior to the stated maturity thereof;
          (c) any obligations under the Preferred Stock, any Subordinated Debt, or any Material Debt, become due before its stated maturity by acceleration of the maturity thereof, or (d) any default exists under any Material Agreement, which default under such Material Agreement could reasonably be expected to be a Material Adverse Event."

     (b)  A new Section 10.13 shall be added as follows:

          "Section 10.13 Payment of Certain Other Agreements. (a) The payment directly or indirectly (including, without limitation, any payment in respect of any sinking fund, defeasance, redemption, or payment of any dividend or distribution) by any Loan Party or any
          Subsidiary thereof of any amount of any Subordinated Debt or the Preferred Stock in a manner or at a time during which such payment is not permitted under the terms of the Loan Documents, the Certificate of Designation for the Preferred Stock, or under any instrument or document evidencing or creating the Subordinated Debt, including, without limitation, any subordination provisions set forth therein or
          (b) if an event shall occur, including, without limitation, a "Change in Control" as defined in any documents evidencing or creating the Preferred Stock or any agreement evidencing or creating the Subordinated Debt, and (i) such event results in the ability of the trustee or the holders of any such Debt or obligation to request or require (or any Loan Party shall automatically be so required) to redeem or repurchase such Debt or obligation, or (ii) any Loan Party shall initiate notice to holders of the Subordinated Debt or the holders of the Preferred Stock, in connection with a redemption of any Debt or obligation arising under such agreements or instruments."

     1.18 Agents. Section 12.12 is amended by deleting the last sentence in Section 12.12 and substituting therefor the following:

          "Without limiting the foregoing, each of the parties to this Agreement acknowledge and agree that (i) none of the Lenders so identified as
          "Managing Agent" or "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Lender, (ii) the rights of approval granted to Administrative Agent and Reviewing Parties under this Agreement (including, without limitation, the approval rights contained in Sections 9.12(k), 9.28, 9.32 and 9.33 and the definitions of Subordinated Debt and Preferred Stock in Section 1.1) shall be exercised by Administrative Agent and each Reviewing Lender in its sole and absolute discretion, (iii) no Reviewing Party shall have any duty, obligation, or liability to the Administrative Agent, any Lender, or any other Agent or Co-Agent, as a result of the exercise of, or the failure to exercise, any right of approval granted to such Reviewing Party under this Agreement."

     1.19      Third  Party Beneficiaries.  A new  Section  13.15
shall be added as follows:

          "13.15 Third Party Beneficiaries. Each Loan Party and each other party to this Agreement intends that the Loan Documents shall not benefit or create any Right or cause of action in or on behalf of any Person, including without limitation the holders of the Preferred Stock or the Subordinated Debt, other than the Loan Parties and each other party to this Agreement and their permitted successors and assigns."

     1.20 Exhibit E-1. Annex C to the Form of Certificate set forth on Exhibit E-1 to the Credit Agreement, is deleted in its entirety and the document labeled Revised Annex C to Compliance Certificate attached hereto shall be substituted therefor.

     1.21 Exhibit E-2. Exhibit E-2 to the Credit Agreement is deleted in its entirety and the document labeled Exhibit E-2, Revised Form of Permitted Acquisition Compliance Certificate attached hereto shall be substituted therefor.

     1.22 Exhibit E-3. Exhibit E-3 to the Credit Agreement is deleted in its entirety and the document labeled Exhibit E-3, Revised Form of Permitted Acquisition Loan Closing Certificate attached hereto shall be substituted therefor.

     1.23      Exhibit  E-4.   The  Form of  Excess  Availability
Certificate attached to this Amendment shall be added to the Credit Agreement as Exhibit E-4.

Paragraph 2 Waiver. Notwithstanding the provisions of Section 3.1(c), so long as Borrower makes the payments of the One-Year Term Loan contemplated in Paragraph 4 hereof to Administrative Agent at its principal office in Dallas, Texas in funds which are or will be available for immediate use by Administrative Agent by 2:00 p.m. Dallas, Texas time on the Third Amendment Date, without setoff, deduction, or counterclaim, such payment shall be deemed made on the Third Amendment Date.

Paragraph 3 Amendment Fees. On the Effective Date, Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders), an amendment fee in an amount equal to 0.10% of the aggregate Committed Sums under the Revolver Facility as of the Effective Date; (b) to Administrative Agent (for the ratable benefit of the Term Loan Lenders), an amendment fee in an amount equal to 0.10% of the aggregate Term Loan Principal Debt as of the Effective Date; and (c) to Administrative Agent (for the ratable benefit of the One-Year Term Lenders), an amendment fee in an amount equal to 0.10% of the One-Year Term Principal Debt as of the Effective Date after giving effect to any prepayments of the One-Year Term Principal Debt to be made on such date. The failure of Borrower to comply with the provisions of this Paragraph 3 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

Paragraph 4 Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "Effective Date") upon which Administrative Agent receives
(a) counterparts of this Amendment executed by Borrower, Guarantors, and Lenders; (b) evidence satisfactory to Administrative Agent that Borrower has received a minimum of $100,000,000 in gross proceeds from the issuance of the Preferred Stock; (c) Borrower has paid to Administrative Agent (for the ratable benefit of the One-Year Term Lenders) a prepayment of the One-Year Term Principal Debt in an amount equal to the sum of
(i) 100% of the Net Cash Proceeds from the issuance of the Preferred Stock as required by Section 3.3(b)(iv), plus (ii) an amount equal to the difference between $100,000,000 and the amount paid pursuant to clause (c)(i) hereof; (d) delivery to Administrative Agent of a fully executed depository bank letter or similar control agreement with respect to the material deposit accounts of the Companies maintained with Wachovia National Bank;
(e) delivery to Administrative Agent of the Certificate of Designation for the Preferred Stock and all other documents related to the Preferred Stock, which documents shall be satisfactory to Administrative Agent and Reviewing Lenders;
(f) payment of the amendment fees required to be paid to Lenders and Administrative Agent on the Effective Date pursuant to Paragraph 3 hereof; and (g) Borrower pays all unpaid and reasonable costs, fees, and expenses of Administrative Agent's counsel incurred in connection with the Loan Documents, including without limitation, any costs, fees, and expenses in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 5 Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 6 Representations. As a material inducement to Lenders to execute and deliver this Amendment, Borrower represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) except as waived by this Amendment, no Potential Default or Default exists.

Paragraph 7 Expenses. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 8 Miscellaneous. This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Section 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 9 Entire Agreement. This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph  10    Parties.  This Amendment  binds  and  inures  to
Borrower, Guarantors, Administrative Agent, Lenders, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

             Remainder of Page Intentionally Blank.
                   Signature Pages to Follow.



     Signature Page to that certain Third Amendment to Revolving Credit and Term Loan Agreement dated as of August 14, 2000, among Graphic Packaging International Corporation, as Borrower, the One-Year Term Lenders, and the Guarantors under the Credit Ageement.

                              GRAPHIC PACKAGING INTERNATIONAL,
                              CORPORATION (formerly ACX
                              Technologies, Inc.), as Borrower


                              By:
                                   Name:
                                   Title:

                              CHRONOPOL, INC., as a Guarantor
                              GAC ALUMINUM CORPORATION, as a
                              Guarantor
                              GOLDEN TECHNOLOGIES COMPANY, INC.,
                              as a Guarantor
                              GP HOLDINGS, INC., as a Guarantor
                              GRAPHIC PACKAGING CORPORATION, as a
                              Guarantor
                              GRAPHIC PACKAGING HOLDINGS INC., as
                              a Guarantor
                              GTC NUT COMPANY, as a Guarantor
                              LAUENER ENGINEERING LIMITED, as a
                              Guarantor
                              UNIVERSAL PACKAGING CORPORATION ,
                              as a Guarantor


                              By:
                                   Name:
                                   Title:

                              GEI BROKERS, INC., as a Guarantor
                              GOLDEN EQUITIES, INC., as a
                              Guarantor


                              By:
                                   Name:
                                   Title:

                              BANK OF AMERICA, N.A., as
                              Administrative Agent and as a
                              Lender


                              By:
                                   Name:
                                   Title:


                                                                ,
                              as a Lender


                              By:
                                   Name:
                                   Title:

                                                                ,
                              as a Lender


                              By:
                                   Name:
                                   Title:



                              By:
                                   Name:
                                   Title:


                                                                ,
                              as a Lender


                              By:


                                   By:
                                        Name:
                                        Title: